UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2026

Chegg, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36180	20-3237489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2261 Market Street STE 46218
San Francisco,	California	94114
(Address of principal executive offices)		(Zip Code)
(408) 855-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CHGG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submissions of Matters to a Vote of Security Holders.

On June 12, 2026, Chegg, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders voted on the following four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2026.

The nominated directors were elected and the other proposals were approved by the required stockholder vote. The final voting results with respect to each proposal are set forth in the following tables.

1.To elect two Class I directors to serve until the third annual meeting of stockholders following this Meeting, and one Class III director to serve until the second annual meeting of stockholders following this Meeting, each to hold office until their successor is duly elected and qualified or until their resignation or removal:

Nominee	For	Against	Abstain	Broker Non-Votes
Dan Rosensweig (Class I)	34,892,584	10,617,103	89,657	39,580,243
Ted Schlein (Class I)	34,137,193	11,364,248	97,902	39,580,244
Renee Budig (Class III)	35,433,388	10,076,087	89,870	39,580,242

2.To approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2025:

For	Against	Abstain	Broker Non-Votes
34,129,514	11,226,027	243,803	39,580,243

3.To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
80,912,997	4,153,126	113,463	—

4.To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio ranging from between 1-for-4 and 1-for-15 (the “Reverse Stock Split”), with the determination of whether to effect the Reverse Stock Split and the ratio to be used for any Reverse Stock Split to be approved by the Board in its sole discretion:

For	Against	Abstain	Broker Non-Votes
77,625,747	7,324,294	229,544	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEGG, INC.

By: /S/ DAVID LONGO
David Longo
Chief Financial Officer and Corporate Secretary
Date: June 17, 2026